Exhibit 99.1
News Release

M.D.C. HOLDINGS ANNOUNCES SECOND QUARTER 2020 RESULTS
Significant revenue growth and margin expansion drove a 55% improvement to net income, while ongoing consumer demand for new housing strengthened both the Company’s backlog and earnings outlook.

DENVER, COLORADO, Tuesday, July 28, 2020. M.D.C Holdings, Inc. (NYSE: MDC), one of the nation’s leading homebuilders, announced results for the quarter ended June 30, 2020.

Larry A. Mizel, MDC's Chairman and Chief Executive Officer, stated, "MDC experienced a remarkable turnaround in the second quarter of 2020, as order activity rebounded sharply from the initial weeks of the pandemic. Unit net orders for the quarter rose 5% year-over-year and increased 53% for the month of June, with our sales efforts gaining momentum as the quarter progressed. We also generated strong revenue growth and margin expansion in the quarter, resulting in net income of $84.4 million, or $1.31 per diluted share.”

Mr. Mizel continued, "Our results this quarter reflect the favorable industry dynamics in place today, including a low interest rate environment, a lack of available supply and a highly motivated buyer. They also reflect our continued shift in focus to the more affordable segments of the market and the benefits of our build-to-order strategy, which caters to the wants and needs of a large segment of the buying population. We believe that providing homebuyers with flexibility and choice at an affordable price is a winning strategy for our company. Given the favorable market conditions we are experiencing, we now believe that we may achieve as many as 8,000 home deliveries for the 2020 full year, which would be a 15% increase from the prior year”

Mr. Mizel concluded, "While there are still many uncertainties regarding the pandemic’s impact on our industry and the broader economy, MDC is well positioned for the future given our seasoned leadership team, our strategic focus and our balance sheet strength. I want to thank all of our team members who have done such an excellent job adapting to this new reality and who have been vigilant in providing a safe environment for our employees, suppliers and customers.”

2020 Second Quarter Highlights and Comparisons to 2019 Second Quarter
•Home sale revenues increased 21% to $886.8 million from $732.8 million
◦Unit deliveries up 25% to 1,900
◦Average selling price of deliveries down 4% to $466,700
•Homebuilding pretax income increased 38% to $84.9 million from $61.6 million
◦Gross margin from home sales increased 70 basis points to 20.2% from 19.5%
◦Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") improved by 90 basis points to 10.4%
•Financial services pretax income increased 110% to $26.7 million vs. $12.7 million
◦Loan capture rate increased 800 basis points to 69%
•Net income of $84.4 million, or $1.31 per diluted share, up 55% from $54.6 million or $0.86 per diluted share
◦Effective tax rate of 24.4% vs. 26.6%
•Dollar value of net new orders increased 8% to $1.04 billion from $967.9 million
◦Unit net orders increased 5% to 2,390
◦Average selling price of net orders up 3%
•Dollar value of ending backlog up 23% to $2.37 billion from $1.93 billion
◦Unit backlog increased 20% to 5,143
◦Average selling price of homes in backlog up 3%

June 30, 2020 Financial Position Highlights

•Total liquidity of $1.52 billion
◦Total cash and cash equivalents of $544.9 million
◦$964.1 million of availability under homebuilding line of credit ($1.0 billion facility size; maturity of December 2023)
•No senior note maturities until 2024

2020 Outlook and Other Selected Information1

•Home deliveries for the 2020 third quarter between 1,900 and 2,100
◦Average selling price for 2020 third quarter unit deliveries exceeding $460,000
◦Gross margin from home sales for the 2020 third quarter of approximately 20% (excluding impairments and warranty adjustments)
•Full year 2020 home deliveries between 7,700 and 8,000
•Active subdivision count at June 30, 2020 of 192, up 3% year-over-year
•Lots controlled of 25,027 at June 30, 2020, up 6% year-over-year
•Quarterly cash dividend of thirty-three cents ($0.33) per share declared on July 27, 2020, up 10% from prior year

1 See "Forward-Looking Statements" below.

About MDC
M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 210,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including the impact of the COVID-19 pandemic, changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including restrictions on business activities resulting from the COVID-19 pandemic, cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including orders addressing the COVID-19 pandemic, the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended June 30, 2020, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact: Robert N. Martin
        Senior Vice President and Chief Financial Officer
        1-866-424-3395
IR@mdch.com

M.D.C. HOLDINGS, INC.
Consolidated Statements of Operations and Comprehensive Income
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$886,758	$732,844	$1,583,843	$1,380,122
Home cost of sales	(707,789)	(590,172)	(1,266,436)	(1,114,724)
Inventory impairments	—	—	—	(610)
Total cost of sales	(707,789)	(590,172)	(1,266,436)	(1,115,334)
Gross profit	178,969	142,672	317,407	264,788
Selling, general and administrative expenses	(92,316)	(82,712)	(181,637)	(164,973)
Interest and other income	720	2,764	2,609	5,155
Other expense	(2,452)	(1,110)	(3,789)	(2,301)
Homebuilding pretax income	84,921	61,614	134,590	102,669

Financial Services:
Revenues	32,964	18,597	54,850	36,001
Expenses	(12,178)	(9,574)	(23,107)	(18,531)
Other income (expense), net	5,931	3,694	(6,133)	9,798
Financial services pretax income	26,717	12,717	25,610	27,268

Income before income taxes	111,638	74,331	160,200	129,937
Provision for income taxes	(27,242)	(19,738)	(39,044)	(34,794)
Net income	$84,396	$54,593	$121,156	$95,143

Comprehensive income	$84,396	$54,593	$121,156	$95,143

Earnings per share:
Basic	$1.33	$0.88	$1.92	$1.55
Diluted	$1.31	$0.86	$1.87	$1.50

Weighted average common shares outstanding:
Basic	63,015,827	61,336,404	62,755,310	61,138,982
Diluted	64,080,940	63,323,267	64,538,835	63,023,149

Dividends declared per share	$0.33	$0.30	$0.66	$0.60

M.D.C. HOLDINGS, INC.
Consolidated Balance Sheets
(Unaudited)

	June 30, 2020	December 31, 2019

	(Dollars in thousands, except per share amounts)
ASSETS
Homebuilding:
Cash and cash equivalents	$482,702	$424,186
Restricted cash	15,668	14,279
Trade and other receivables	88,279	65,829
Inventories:
Housing completed or under construction	1,270,300	1,036,191
Land and land under development	1,235,598	1,330,384
Total inventories	2,505,898	2,366,575
Property and equipment, net	62,516	60,414
Deferred tax asset, net	19,828	21,768
Prepaid and other assets	69,484	78,358
Total homebuilding assets	3,244,375	3,031,409
Financial Services:
Cash and cash equivalents	62,218	35,747
Marketable securities	—	56,747
Mortgage loans held-for-sale, net	173,567	197,021
Other assets	25,775	17,432
Total financial services assets	261,560	306,947
Total Assets	$3,505,935	$3,338,356
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$95,018	$87,364
Accrued liabilities	278,543	245,940
Revolving credit facility	10,000	15,000
Senior notes, net	1,037,062	989,422
Total homebuilding liabilities	1,420,623	1,337,726
Financial Services:
Accounts payable and accrued liabilities	70,033	68,529
Mortgage repurchase facility	142,094	149,616
Total financial services liabilities	212,127	218,145
Total Liabilities	1,632,750	1,555,871
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 250,000,000 shares authorized; 63,384,866 and 62,574,961 issued and outstanding at June 30, 2020 and December 31, 2019, respectively	634	626
Additional paid-in-capital	1,359,985	1,348,733
Retained earnings	512,566	433,126
Total Stockholders' Equity	1,873,185	1,782,485
Total Liabilities and Stockholders' Equity	$3,505,935	$3,338,356

M.D.C. HOLDINGS, INC.
Consolidated Statement of Cash Flows
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

	(Dollars in thousands)
Operating Activities:
Net income	$84,396	$54,593	$121,156	$95,143
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	5,488	4,132	9,928	8,383
Depreciation and amortization	6,375	5,063	11,527	9,941
Inventory impairments	—	—	—	610
Net (gain) loss on marketable equity securities	(4,983)	(2,327)	8,285	(7,167)
Deferred income tax expense	831	5,063	1,962	7,759
Net changes in assets and liabilities:		-
Trade and other receivables	(21,834)	13,735	(23,445)	(36)
Mortgage loans held-for-sale, net	(39,646)	1,473	23,454	39,874
Housing completed or under construction	(54,956)	(120,665)	(233,829)	(118,528)
Land and land under development	65,867	42,934	94,918	24,438
Prepaid and other assets	9,669	(5,291)	1,209	(4,206)
Accounts payable and accrued liabilities	41,670	2,607	40,539	(546)
Net cash provided by operating activities	92,877	1,317	55,704	55,665

Investing Activities:
Purchases of marketable securities	(1,022)	(331)	(10,804)	(5,116)
Sales of marketable securities	49,990	320	59,266	5,057
Purchases of property and equipment	(6,456)	(7,474)	(12,968)	(13,860)
Net cash provided by (used in) investing activities	42,512	(7,485)	35,494	(13,919)

Financing Activities:
Payments on mortgage repurchase facility, net	33,350	(1,817)	(7,522)	(33,776)
Payments on homebuilding line of credit, net	(5,000)	—	(5,000)	—
Repayment of senior notes	—	—	(250,000)	—
Proceeds from issuance of senior notes	—	—	298,050	—
Dividend payments	(20,914)	(18,521)	(41,682)	(35,636)
Issuance of shares under stock-based compensation programs, net	(6,862)	10,241	1,332	17,328
Net cash provided by (used in) financing activities	574	(10,097)	(4,822)	(52,084)

Net increase (decrease) in cash, cash equivalents and restricted cash	135,963	(16,265)	86,376	(10,338)
Cash, cash equivalents and restricted cash:
Beginning of period	424,625	476,066	474,212	470,139
End of period	$560,588	$459,801	$560,588	$459,801

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$482,702	$390,061	$482,702	$390,061
Restricted cash	15,668	12,911	15,668	12,911
Financial Services:		-
Cash and cash equivalents	62,218	56,829	62,218	56,829
Total cash, cash equivalents and restricted cash	$560,588	$459,801	$560,588	$459,801

New Home Deliveries

	Three Months Ended June 30,
	2020			2019			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	1,017	$490,117	$481.9	785	$384,530	$489.8	30%	27%	(2)%
Mountain	608	316,666	520.8	534	287,476	538.3	14%	10%	(3)%
East	275	79,975	290.8	195	60,838	312.0	41%	31%	(7)%
Total	1,900	$886,758	$466.7	1,514	$732,844	$484.0	25%	21%	(4)%

	Six Months Ended June 30,
	2020			2019			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	1,888	$895,615	$474.4	1,537	$754,088	$490.6	23%	19%	(3)%
Mountain	1,043	539,524	517.3	943	496,668	526.7	11%	9%	(2)%
East	516	148,704	288.2	392	129,366	330.0	32%	15%	(13)%
Total	3,447	$1,583,843	$459.5	2,872	$1,380,122	$480.5	20%	15%	(4)%

Net New Orders

	Three Months Ended June 30,
	2020				2019				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	1,309	$574,996	$439.3	4.62	1,246	$550,742	$442.0	4.46	5%	4%	(1)%	4%
Mountain	758	362,228	477.9	3.99	690	318,275	461.3	3.56	10%	14%	4%	12%
East	323	106,436	329.5	3.53	337	98,843	293.3	4.36	(4)%	8%	12%	(19)%
Total	2,390	$1,043,660	$436.7	4.23	2,273	$967,860	$425.8	4.13	5%	8%	3%	2%

	Six Months Ended June 30,
	2020				2019				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	2,691	$1,262,330	$469.1	4.88	2,211	$1,003,236	$453.7	4.15	22%	26%	3%	18%
Mountain	1,451	722,197	497.7	3.76	1,409	669,523	475.2	3.53	3%	8%	5%	7%
East	647	206,911	319.8	3.58	609	182,141	299.1	4.33	6%	14%	7%	(17)%
Total	4,789	$2,191,438	$457.6	4.28	4,229	$1,854,900	$438.6	3.94	13%	18%	4%	9%
         *Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%	June 30,		%
	2020	2019	Change	2020	2019	Change	2020	2019	Change
West	96	97	(1)%	95	94	1%	92	89	3%
Mountain	63	65	(3)%	63	65	(3)%	64	66	(3)%
East	33	25	32%	31	26	19%	30	23	30%
Total	192	187	3%	189	185	2%	186	178	4%

Backlog

	June 30,
	2020			2019			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price

	(Dollars in thousands)
West	2,826	$1,336,251	$472.8	2,197	$1,016,327	$462.6	29%	31%	2%
Mountain	1,619	$816,559	$504.4	1,509	$739,921	$490.3	7%	10%	3%
East	698	$220,362	$315.7	587	$173,436	$295.5	19%	27%	7%
Total	5,143	$2,373,172	$461.4	4,293	$1,929,684	$449.5	20%	23%	3%

Homes Completed or Under Construction (WIP lots)

	June 30,		%
	2020	2019	Change
Unsold:
Completed	109	96	14%
Under construction	191	236	(19)%
Total unsold started homes	300	332	(10)%
Sold homes under construction or completed	3,573	3,023	18%
Model homes under construction or completed	502	457	10%
Total homes completed or under construction	4,375	3,812	15%

Lots Owned and Optioned (including homes completed or under construction)

	June 30, 2020			June 30, 2019
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	9,364	2,619	11,983	8,611	2,446	11,057	8%
Mountain	6,076	2,667	8,743	6,457	2,741	9,198	(5)%
East	2,260	2,041	4,301	2,085	1,267	3,352	28%
Total	17,700	7,327	25,027	17,153	6,454	23,607	6%

Selling, General and Administrative Expenses

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Change	2020	2019	Change

	(Dollars in thousands)
General and administrative expenses	$40,419	$39,326	$1,093	$85,508	$81,898	$3,610
General and administrative expenses as a percentage of home sale revenues	4.6%	5.4%	-80 bps	5.4%	5.9%	-50 bps
Marketing expenses	$22,657	$19,513	$3,144	$44,103	$37,809	$6,294
Marketing expenses as a percentage of home sale revenues	2.6%	2.7%	-10 bps	2.8%	2.7%	10 bps
Commissions expenses	$29,240	$23,873	$5,367	$52,026	$45,266	$6,760
Commissions expenses as a percentage of home sale revenues	3.3%	3.3%	0 bps	3.3%	3.3%	0 bps
Total selling, general and administrative expenses	$92,316	$82,712	$9,604	$181,637	$164,973	$16,664
Total selling, general and administrative expenses as a percentage of home sale revenues	10.4%	11.3%	-90 bps	11.5%	12.0%	-50 bps

Capitalized Interest

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

	(Dollars in thousands)
Homebuilding interest incurred	$15,094	$15,980	$31,628	$32,011
Less: Interest capitalized	(15,094)	(15,980)	(31,628)	(32,011)
Homebuilding interest expensed	$—	$—	$—	$—

Interest capitalized, beginning of period	$59,077	$56,947	$55,310	$54,845
Plus: Interest capitalized during period	15,094	15,980	31,628	32,011
Less: Previously capitalized interest included in home cost of sales	(17,242)	(14,734)	(30,009)	(28,663)
Interest capitalized, end of period	$56,929	$58,193	$56,929	$58,193